Exhibit 10.2
EXECUTION VERSION
INTERCREDITOR AGREEMENT
This INTERCREDITOR AGREEMENT (this "Agreement") is made as of the 22 day of September 2017, by and among OCEAN RIG UDW INC. (the "Parent"), DRILLSHIP HYDRA OWNERS INC. ("Hydra"), DRILLSHIP PAROS OWNERS INC. ("Paros"), DRILLSHIP KITHIRA OWNERS INC. ("Kithira"), DRILLSHIP SKOPELOS OWNERS INC. ("Skopelos"), DRILLSHIP SKIATHOS OWNERS INC. ("Skiathos"), DRILLSHIP SKYROS OWNERS INC. ("Skyros"), DRILLSHIP KYTHNOS OWNERS INC. ("Kythnos"), AGON SHIPPING INC. ("Agon"), DRILL RIGS HOLDINGS INC. ("DRH"), DRILLSHIP OCEAN VENTURES INC. ("DOV"), DRILLSHIPS VENTURES PROJECTS INC. ("DVP"), DRILLSHIPS FINANCING HOLDINGS INC. ("DFH"), DRILLSHIPS PROJECTS INC. ("DPI"), OCEAN RIG 1 INC. ("ORIG 1") and OCEAN RIG 2 INC. ("ORIG 2" and together with Hydra, Paros, Kithira, Skopelos, Skiathos, Skyros, Kythnos, Agon, DRH, DOV, DVP, DFH, DPI and ORIG 1, collectively, as borrowers under the Second Lien Credit Agreement (as defined below), in such capacity, the "Second Lien Borrowers"), DOV and DVP, as the borrowers under the Third Lien DOV Credit Agreement (as defined below) (in such capacity, the "DOV Borrowers"), DFH and DPI, as the borrowers under the Third Lien DFH Credit Agreement (as defined below) (in such capacity, the "DFH Borrowers" and together with the Second Lien Borrowers and the DOV Borrowers, collectively, the "Borrowers"), the other entities from time to time party hereto (each, a "Guarantor" and together with the Parent, the Second Lien Borrowers, the DOV Borrowers and the DFH Borrowers, collectively, the "Grantors"), any FIRST LIEN COLLATERAL AGENT (as defined below) from time to time party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent for the holders of the Second Lien Obligations (as defined below) (together with its successors and permitted assigns in such capacity, the "Second Lien Collateral Agent"), and the Parent, in its capacity as the holder of the Third Lien Obligations (as defined below) (the "Third Lien Claimholder"). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.
RECITALS
WHEREAS, certain Grantors may from time to time enter into a credit agreement or other agreement governing any First Lien Obligations (as defined below) to provide for a working capital credit facility (as amended, restated, supplemented or otherwise modified, replaced or Refinanced from time to time, the "First Lien Credit Agreement");
WHEREAS, the Second Lien Borrowers, the other Grantors party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent, entered into that certain Credit Agreement dated as of the date hereof, providing for a term loan pursuant to the Schemes (as amended, restated, supplemented or otherwise modified, replaced or Refinanced from time to time, the "Second Lien Credit Agreement");
WHEREAS, the DFH Borrowers and the Parent, as lender, entered into that certain Second Amended and Restated Credit Agreement dated as of the date hereof, pursuant to the Schemes (as further amended, restated, supplemented or otherwise modified, replaced or Refinanced from time to time, the "Third Lien DFH Credit Agreement");
WHEREAS, the DOV Borrowers and the Parent, as lender, entered into that certain Amended and Restated Credit Agreement dated as of the date hereof, pursuant to the Schemes (as further amended, restated, supplemented or otherwise modified, replaced or Refinanced from time to time, the "Third Lien DOV Credit Agreement" and together with the Third Lien DFH Credit Agreement, collectively, the "Third Lien Credit Agreements");

WHEREAS, pursuant to that certain Guaranty Agreement dated as of the date hereof, the Parent and the Guarantors have agreed to guaranty the Second Lien Obligations;
WHEREAS, pursuant to (a) that certain (i) Guarantee Agreement dated as of July 12, 2013 and (ii) Guarantee Agreement dated as of July 25, 2014, in each case, certain Guarantors have agreed to guaranty the Third Lien DFH Obligations and the Third Lien DOV Obligations, respectively, and (b) the Schemes, the Parent's guarantee obligations under such guarantees have been released as of the date hereof with respect to the Third Lien DFH Obligations and the Third Lien DOV Obligations;
WHEREAS, the obligations of the Grantors party to and under the First Lien Credit Agreement will be secured on a first priority basis by liens on substantially all of the assets of the Grantors, pursuant to the terms of the First Lien Collateral Documents;
WHEREAS, the obligations of the Grantors party to and under the Second Lien Credit Agreement will be secured on a second priority basis by liens on substantially all of the assets of the Grantors, pursuant to the terms of the Second Lien Collateral Documents;
WHEREAS, the obligations of the Grantors party to and under the Third Lien DFH Credit Agreement are secured on a third priority basis by liens on the Third Lien DFH Collateral, pursuant to the terms of the Third Lien DFH Collateral Documents;
WHEREAS, the obligations of the Grantors party to and under the Third Lien DOV Credit Agreement are secured on a third priority basis by liens on the Third Lien DOV Collateral, pursuant to the terms of the Third Lien DOV Collateral Documents;
WHEREAS, the First Lien Credit Documents, the Second Lien Credit Documents and the Third Lien Credit Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and
WHEREAS, in order to induce the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder (a) to consent to the Grantors incurring any First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations and (b) to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors, the First Lien Collateral Agent on behalf of the First Lien Claimholders, the Second Lien Collateral Agent on behalf of the Second Lien Claimholders and the Third Lien Claimholder have agreed to the provisions set forth in this Agreement.
NOW THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.          DEFINITIONS
1.1          Defined Terms. The following terms shall have the meanings set forth in this
Section 1.1 or elsewhere in the provisions of this Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Controlling Credit Documents.
"Agreement" means this Intercreditor Agreement, as amended, restated, supplemented or otherwise modified from time to time.

"Assignment Agreement" as defined in Section 5.7(a).
"Bankruptcy Law" means Title 11 of the United States Code, as may be amended from time to time, or any similar federal, state or foreign law for the relief of debtors.
"Business Day" means any day except Saturday, Sunday and any day which shall be in New York, Norway, Marshall Islands, Cayman Islands, Greece, or the United Kingdom a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.
"Cap Amount" (i) with respect to the First Lien Obligations, has the meaning assigned to that term in the definition of "First Lien Obligations" and (ii) with respect to the Second Lien Obligations, has the meaning assigned to that term in the definition of "Second Lien Obligations."
"Collateral" means (a) with respect to the First Lien Obligations, the "Collateral" as defined in the First Lien Collateral Documents, (b) with respect to the Second Lien Obligations, the "Collateral" as defined in the Second Lien Collateral Documents, (c) with respect to the Third Lien DFH Obligations, the "Collateral" as defined in the Third Lien DFH Collateral Documents and (d) with respect to the Third Lien DOV Obligations, the "Collateral" as defined in the Third Lien DOV Collateral Documents.
"Comparable Second Lien Collateral Document" means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Collateral Document that creates a Lien on the same Collateral, granted by the same Grantor.
"Comparable Third Lien DFH Collateral Document" means, in relation to any Third Lien DFH Collateral subject to any Lien created under any First Lien Collateral Document or Second Lien Collateral Document, the Third Lien DFH Collateral Document that creates a Lien on the same Third Lien DFH Collateral, granted by the same Grantor.
"Comparable Third Lien DOV Collateral Document" means, in relation to any Third Lien DOV Collateral subject to any Lien created under any First Lien Collateral Document or Second Lien Collateral Document, the Third Lien DOV Collateral Document that creates a Lien on the same Third Lien DOV Collateral, granted by the same Grantor.
"Controlling Claimholders" means (a) prior to the Discharge of First Lien Obligations, the First Lien Claimholders, (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Claimholders, (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DFH Obligations, the Third Lien DFH Claimholder with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DOV Obligations, the Third Lien DOV Claimholder with respect to the Third Lien DOV Collateral.
"Controlling Collateral Agent" means (a) prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent, (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Agent (acting at the direction of the Required Lenders under, and as defined in, the Second Lien Credit Documents), (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DFH Obligations, the Third Lien DFH Claimholder with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DOV Obligations, the Third Lien DOV Claimholder with respect to the Third Lien DOV Collateral.

"Controlling Collateral Documents" means (a) prior to the Discharge of First Lien Obligations, the First Lien Collateral Documents, (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Documents, (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DFH Obligations, the Third Lien DFH Collateral Documents with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DOV Obligations, the Third Lien DOV Collateral Documents with respect to the Third Lien DOV Collateral.
"Controlling Credit Documents" means (a) prior to the Discharge of First Lien Obligations, the First Lien Credit Documents, (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Credit Documents, (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DFH Obligations, the Third Lien DFH Credit Documents with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DOV Obligations, the Third Lien DOV Credit Documents with respect to the Third Lien DOV Collateral.
"Controlling Obligations" means (a) prior to the Discharge of First Lien Obligations, the First Lien Obligations, (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Obligations, (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DFH Obligations, the Third Lien DFH Obligations with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to the Discharge of Third Lien DOV Obligations, the Third Lien DOV Obligations with respect to the Third Lien DOV Collateral.
"DIP Financing" as defined in Section 6.1.
"Discharge of Controlling Obligations" means (a) prior to or contemporaneous with the Discharge of First Lien Obligations, the Discharge of First Lien Obligations, (b) following the Discharge of First Lien Obligations but prior to or contemporaneous with the Discharge of Second Lien Obligations, the Discharge of Second Lien Obligations, (c) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to or contemporaneous with the Discharge of Third Lien DFH Obligations, the Discharge of Third Lien DFH Obligations with respect to the Third Lien DFH Collateral and (d) following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations but prior to or contemporaneous with the Discharge of Third Lien DOV Obligations, the Discharge of Third Lien DOV Obligations with respect to the Third Lien DOV Collateral. Notwithstanding the foregoing, on and after the date of this Agreement, the Discharge of the First Lien Obligations shall be deemed to have occurred until such time as any First Lien Obligations are incurred to the extent permitted by the Second Lien Credit Documents and the applicable First Lien Collateral Agent becomes a party hereto pursuant to the terms of Section 2.5.
"Discharge of First Lien Obligations" means, except to the extent otherwise expressly provided in Section 5.6:
(a)          termination or expiration of all commitments to extend credit that would constitute First Lien Obligations;
(b)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Obligations outstanding under the First Lien Credit Documents and constituting First Lien Obligations;
(c)          discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Collateral Document) of all outstanding letters of credit constituting First Lien Obligations; and
(d)          payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time).
"Discharge of Second Lien Obligations" means, except to the extent otherwise expressly provided in Section 5.6:
(a)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Obligations outstanding under the Second Lien Credit Documents and constituting Second Lien Obligations; and
(b)          payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time).
"Discharge of Third Lien DFH Obligations" means, except to the extent otherwise expressly provided in Section 5.6:
(a)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Obligations outstanding under the Third Lien DFH Credit Documents and constituting Third Lien DFH Obligations; and
(b)          payment in full in cash of all other Third Lien DFH Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time).
"Discharge of Third Lien DOV Obligations" means, except to the extent otherwise expressly provided in Section 5.6:
(a)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Obligations outstanding under the Third Lien DOV Credit Documents and constituting Third Lien DOV Obligations; and
(b)          payment in full in cash of all other Third Lien DOV Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time).

"Disposition" as defined in Section 5.1(b).
"Enforcement Action" means any action to:
(a)          foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), any Collateral, or otherwise exercise or enforce remedial rights with respect to any Collateral under the First Lien Credit Documents, the Second Lien Credit Documents, the Third Lien DFH Credit Documents or the Third Lien DOV Credit Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);
(b)          solicit bids from third Persons to conduct the liquidation or disposition of any Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting and selling any Collateral;
(c)          receive a transfer of any Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;
(d)          otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to any Collateral at law, in equity, or pursuant to the First Lien Credit Documents, the Second Lien Credit Documents, the Third Lien DFH Credit Documents or the Third Lien DOV Credit Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising any Collateral); or
(e)          consent to the Disposition of any Collateral by any Grantor after the occurrence and during the continuation of an event of default under the First Lien Credit Documents, the Second Lien Credit Documents, the Third Lien DFH Credit Documents or the Third Lien DOV Credit Documents.
"Excess First Lien Obligations" means any Obligations that would constitute First Lien Obligations if not for the Cap Amount applicable thereto.
"Excess Second Lien Obligations" means any Obligations that would constitute Second Lien Obligations if not for the Cap Amount applicable thereto.
"First Lien Claimholders" means, at any relevant time, the holders of the First Lien Obligations at that time, including the lenders and the agents under the First Lien Credit Documents; provided that, with respect to any vote, consent or other action by the First Lien Claimholders, "First Lien Claimholders" shall mean the First Lien Claimholders acting with such percentage vote as may be required by the First Lien Credit Documents.
"First Lien Collateral Agent" means, in the case of any First Lien Obligations, the trustee, agent or representative of the holders of such First Lien Obligations who (a) is appointed as the collateral agent for the holders of such First Lien Obligations pursuant to the credit agreement or other agreement governing such First Lien Obligations, together with its successors and permitted assigns in such capacity, and (b) has executed an Intercreditor Joinder.

"First Lien Collateral Documents" means the "Security Documents," "Collateral Agreements" or similarly titled documents as defined in any First Lien Credit Document and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.
"First Lien Credit Agreement" as defined in the recitals hereto.
"First Lien Credit Documents" means any First Lien Credit Agreements and the other "Credit Documents," "Loan Documents" or similarly titled documents as defined therein, including, without limitation, the First Lien Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligations, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among any of the holders of the First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
"First Lien Obligations" means all Obligations outstanding under the First Lien Credit Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding; provided that such Obligations and the Liens securing such Obligations are permitted to be incurred under each of the Second Lien Credit Agreement and the Third Lien Credit Agreements; provided, further, that on or before the date on which any such Obligations are incurred by any of the Grantors, (x) such Obligations are designated by the Company as "First Lien Obligations" for all purposes hereof in a First Lien Obligations Designation executed and delivered in accordance with Section 2.5 and (y) all other requirements set forth in Section 2.5 are complied with.
To the extent any payment with respect to any First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to any debtor in possession, Second Lien Claimholder, Third Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses, premiums or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the First Lien Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses, premiums and charges (including, without limitation, Post-Petition Interest) shall, as between the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder, be deemed to continue to accrue and be added to the amount to be calculated as "First Lien Obligations."
Notwithstanding the foregoing, if the principal outstanding under the First Lien Credit Agreement is in excess of $200,000,000 plus, with respect to Section 6.1 only, $40,000,000 (with respect to the First Lien Obligations, the "Cap Amount"), then only that portion of such principal equal to the Cap Amount shall constitute "First Lien Obligations" and interest and reimbursement obligations with respect to such Indebtedness shall only constitute "First Lien Obligations" to the extent related to Indebtedness included in the First Lien Obligations; provided that, in all cases, fees, expenses, premiums and indemnity rights of the First Lien Collateral Agent and the administrative agent thereunder shall constitute "First Lien Obligations."
"First Lien Obligations Designation" means a designation substantially in the form of Exhibit A.

"First Lien Reaffirmation Agreement" means a reaffirmation substantially in the form of Exhibit 1 to Exhibit A.
"Grantors" as defined in the preamble hereto.
"Guarantors" as defined in the preamble hereto.
"Indebtedness" means and includes all Obligations that constitute "Indebtedness" within the meaning of the First Lien Credit Agreement, the Second Lien Credit Agreement, the Third Lien DFH Credit Agreement or the Third Lien DOV Credit Agreement as applicable.
"Insolvency or Liquidation Proceeding" means:
(a)          any voluntary or involuntary case or proceeding under Bankruptcy Law with respect to any Grantor;
(b)          any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, with respect to any Grantor or with respect to a material portion of their respective assets;
(c)          any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
(d)          any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
"Intercreditor Joinder" means a joinder agreement substantially in the form of Exhibit B.
"Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction.
"New Controlling Collateral Agent" as defined in Section 5.6.
"New Controlling Debt Notice" as defined in Section 5.6.
"Obligations" means all obligations of every nature of each Grantor from time to time owed to any of the First Lien Claimholders, the Second Lien Claimholders, the Third Lien DFH Claimholder or the Third Lien DOV Claimholder under the First Lien Credit Documents, the Second Lien Credit Documents, the Third Lien DFH Credit Documents or the Third Lien DOV Credit Documents, respectively, whether for principal, interest (including, without limitation, Post-Petition Interest), fees, expenses, premiums, indemnification or otherwise and all guarantees of any of the foregoing.
"Offer to Purchase" as defined in Section 5.7(a).
"Payment Blockage Period" as defined in Section 4.2.
"Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

"Pledged Collateral" as defined in Section 5.5.
"Post-Petition Interest" means interest, fees, expenses, premiums and other charges that, pursuant to the First Lien Credit Agreement, the Second Lien Credit Agreement, the Third Lien DFH Credit Agreement or the Third Lien DOV Credit Agreement, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.
"Purchase Option Event" as defined in Section 5.7.
"Purchase Price" means the sum of (a) the principal amount of all loans, advances or similar extensions of credit included in the First Lien Obligations and all accrued and unpaid interest thereon through the date of purchase (and including any prepayment penalties or premiums) plus (b) the cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Collateral Document) of all outstanding letters of credit constituting First Lien Obligations plus (c) all accrued and unpaid fees, expenses, premiums and other amounts owed to the First Lien Claimholders on the date of purchase to the extent not allocable to Excess First Lien Obligations.
"Recovery" as defined in Section 6.5.
"Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.
"Schemes" means schemes of arrangement proposed by the Parent, DFH and DOV under section 86 of the Companies Law (2016 Revision) of the Cayman Islands and sanctioned by an order of the Grand Court of the Cayman Islands on September 15, 2017.
"Second Lien Claimholders" means, at any relevant time, the holders of the Second Lien Obligations at that time, including the Second Lien Lenders and the agents under the Second Lien Credit Documents, provided that, with respect to any vote, consent or other action by the Second Lien Claimholders, "Second Lien Claimholders" shall mean the Second Lien Claimholders acting with such percentage vote as may be required by the Second Lien Credit Documents.
"Second Lien Collateral Agent" as defined in the preamble hereto.
"Second Lien Collateral Documents" means the "Collateral Agreements" as defined in the Second Lien Credit Agreement and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.
"Second Lien Credit Agreement" as defined in the recitals hereto.
"Second Lien Credit Documents" means the Second Lien Credit Agreement and the other "Loan Documents" as defined in the Second Lien Credit Agreement, including, without limitation, the Second Lien Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligations, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among any of the holders of the Second Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
"Second Lien Lenders" means the "Lenders" under and as defined in the Second Lien Credit Agreement.
"Second Lien Obligations" means all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Credit Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.
To the extent any payment with respect to any Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to any debtor in possession, First Lien Claimholder, Third Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses, premiums or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Second Lien Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses, premiums and charges (including, without limitation, Post-Petition Interest) shall, as between the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder, be deemed to continue to accrue and be added to the amount to be calculated as "Second Lien Obligations."
Notwithstanding the foregoing, if the principal outstanding under the Second Lien Credit Agreement is in excess of $450,000,000 (with respect to the Second Lien Obligations, the "Cap Amount"), then only that portion of such principal equal to the Cap Amount shall constitute "Second Lien Obligations" and interest and reimbursement obligations with respect to such Indebtedness shall only constitute "Second Lien Obligations" to the extent related to Indebtedness included in the Second Lien Obligations, provided that, in all cases, fees, expenses, premiums and indemnity rights of the Second Lien Collateral Agent and the Administrative Agent (as defined in the Second Lien Credit Agreement) shall constitute "Second Lien Obligations."
"Second Lien Standstill Period" as defined in Section 3.1(a).
"Subordinated Adequate Protection Payments" as defined in Section 6.3.
"Subordinated Claimholders" means (a) prior to the Discharge of First Lien Obligations, the Second Lien Claimholders and the Third Lien Claimholder and (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Claimholder.
"Subordinated Collateral Agent" means (a) prior to the Discharge of First Lien Obligations, the Second Lien Collateral Agent and the Third Lien Claimholder and (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Claimholder.
"Subordinated Collateral Documents" means (a) prior to the Discharge of First Lien Obligations, the Second Lien Collateral Documents and the Third Lien Collateral Documents and (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Documents.

"Subordinated Credit Documents" means (a) prior to the Discharge of First Lien Obligations, the Second Lien Credit Documents and the Third Lien Credit Documents and (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Credit Documents.
"Subordinated Obligations" means (a) prior to the Discharge of First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations and (b) following the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Obligations.
"Third Lien Claimholder" means, collectively, the Third Lien DFH Claimholder and the Third Lien DOV Claimholder.
"Third Lien Collateral Documents" means the Third Lien DFH Collateral Documents and the Third Lien DOV Collateral Documents.
"Third Lien Credit Agreements" as defined in the recitals hereto.
"Third Lien Credit Documents" means the Third Lien DFH Credit Documents and the Third Lien DOV Credit Documents.
"Third Lien DFH Claimholder" means, at any relevant time, the Parent as the sole Third Lien DFH Lender and holder of the Third Lien DFH Obligations under the Third Lien DFH Credit Documents.
"Third Lien DFH Collateral" means the Collateral securing the Third Lien DFH Obligations pursuant to the Third Lien DFH Collateral Documents.
"Third Lien DFH Collateral Documents" means the "Collateral Agreements" as defined in the Third Lien DFH Credit Agreement and any other agreement, document or instrument pursuant to which a Lien is granted securing any Third Lien DFH Obligations or under which rights or remedies with respect to such Liens are governed.
"Third Lien DFH Credit Agreement" as defined in the recitals hereto.
"Third Lien DFH Credit Documents" the Third Lien DFH Credit Agreement and the other "Loan Documents" as defined in the Third Lien DFH Credit Agreement, including, without limitation, the Third Lien DFH Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Third Lien DFH Obligations, and any other document or instrument executed or delivered at any time in connection with any Third Lien DFH Obligations, including any intercreditor or joinder agreement among any of the holders of Third Lien DFH Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
"Third Lien DFH Lenders" means the "Lenders" under and as defined in the Third Lien DFH Credit Agreement.
"Third Lien DFH Obligations" means all Obligations outstanding under the Third Lien DFH Credit Agreement and the other Third Lien DFH Credit Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.

To the extent any payment with respect to any Third Lien DFH Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to any debtor in possession, First Lien Claimholder, Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Claimholders, the Second Lien Claimholders and the Third Lien DFH Claimholder, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses, premiums or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Third Lien DFH Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses, premiums and charges (including, without limitation, Post-Petition Interest) shall, as between the First Lien Claimholders, the Second Lien Claimholders and the Third Lien DFH Claimholder, be deemed to continue to accrue and be added to the amount to be calculated as "Third Lien DFH Obligations."
"Third Lien DOV Claimholder" means, at any relevant time, the Parent as the sole Third Lien DOV Lender and holder of the Third Lien DOV Obligations under the Third Lien DOV Credit Documents.
"Third Lien DOV Collateral" means the Collateral securing the Third Lien DOV Obligations pursuant to the Third Lien DOV Collateral Documents.
"Third Lien DOV Collateral Documents" means the "Collateral Agreements" as defined in the Third Lien DOV Credit Agreement and any other agreement, document or instrument pursuant to which a Lien is granted securing any Third Lien DOV Obligations or under which rights or remedies with respect to such Liens are governed.
"Third Lien DOV Credit Agreement" as defined in the recitals hereto.
"Third Lien DOV Credit Documents" means the Third Lien DOV Credit Agreement and the other "Loan Documents" as defined in the Third Lien DOV Credit Agreement, including, without limitation, the Third Lien DOV Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Third Lien DOV Obligations, and any other document or instrument executed or delivered at any time in connection with any Third Lien DOV Obligations, including any intercreditor or joinder agreement among any of the holders of Third Lien DOV Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
"Third Lien DOV Lenders" means the "Lenders" under and as defined in the Third Lien DOV Credit Agreement.
"Third Lien DOV Obligations" means all Obligations outstanding under the Third Lien DOV Credit Agreement and the other Third Lien DOV Credit Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.
To the extent any payment with respect to any Third Lien DOV Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to any debtor in possession, First Lien Claimholder, Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Claimholders, the Second Lien Claimholders

and the Third Lien DOV Claimholder, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses, premiums or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Third Lien DOV Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses, premiums and charges (including, without limitation, Post-Petition Interest) shall, as between the First Lien Claimholders, the Second Lien Claimholders and the Third Lien DOV Claimholder, be deemed to continue to accrue and be added to the amount to be calculated as "Third Lien DOV Obligations."
"Third Lien Obligations" means the Third Lien DFH Obligations and, the Third Lien DOV Obligations.
"UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
1.2          Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise:
(a)          any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
(b)          a reference to any law includes any amendment or modification to such law;
(c)          any reference herein to any Person shall be construed to include such Person's permitted successors and assigns;
(d)          the words "herein", "hereof and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(e)          the words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted;
(f)          all terms not specifically defined herein that are defined in the UCC as in effect in the State of New York shall have the meanings assigned to them therein;
(g)          all references herein to a particular "Section" or "Exhibit" refers to that section or exhibit of this Agreement unless otherwise indicated; and
(h)          the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
2.	LIEN PRIORITIES.
2.1          Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens granted or purported to be granted on the Collateral securing the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, and notwithstanding any provision of the UCC or any other applicable law or the First Lien Credit Documents, the Second Lien Credit Documents or the Third Lien Credit Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Subordinated Collateral Agents, on behalf of themselves and the Subordinated Claimholders, hereby agree that:
(a)          Any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent, any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations or any Third Lien Obligations.
(b)          Any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, (i) shall be junior and subordinate in all respects to any Lien on the Collateral securing any First Lien Obligations and (ii) shall be senior in all respects and prior to any Lien on the Collateral securing any Third Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.
(c)          Any Lien on the Collateral securing any Third Lien Obligations now or hereafter held by or on behalf of the Third Lien Claimholder or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the Collateral securing any First Lien Obligations or any Second Lien Obligations. All Liens on the Collateral securing any First Lien Obligations or any Second Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Third Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations or any Second Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.
2.2          Prohibition on Contesting Liens; No Marshalling. Each of (a) the Third Lien Claimholder, (b) the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Claimholder and (c) the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection or enforceability of a Lien held, or purported to be held, in any Collateral by or on behalf of any of the First Lien Claimholders, by or on behalf of any of the Second Lien Claimholders or by or on behalf of any of the Third Lien Claimholder, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Controlling Collateral Agent or any Controlling Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Controlling Obligations as provided in Sections 2.1 and 3.1. Until the Discharge of Controlling Obligations, no Subordinated Collateral Agent nor any Subordinated Claimholder shall assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

2.3          No New Liens. Until each of the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, no Grantor shall:
(a)          grant or permit any additional Liens on any asset or property to secure any Third Lien Obligations;
(b)          grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations the parties hereto agreeing that any such Lien shall be subject to Section 2.1; or
(c)          grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations the parties hereto agreeing that any such Lien shall be subject to Section 2.1;
provided that this provision will not be violated if the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, is given a reasonable opportunity to accept a Lien on any asset or property and any such First Lien Collateral Agent or Second Lien Collateral Agent expressly declines in writing to accept a Lien on such asset or property.
To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Controlling Collateral Agent and/or the Controlling Claimholders, each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, agrees that any amounts received by or distributed to any Subordinated Claimholder pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
2.4          Similar Liens and Agreements. Subject to Section 2.3, the parties hereto agree that it is their intention that the Collateral securing (x) the First Lien Obligations and the Second Lien Obligations be identical, (y) the Third Lien DFH Obligations shall also secure the First Lien Obligations and the Second Lien Obligations and (z) the Third Lien DOV Obligations shall also secure the First Lien Obligations and the Second Lien Obligations. In furtherance of the foregoing and of Section 8.11, the parties hereto agree, subject to the other provisions of this Agreement:
(a)          upon request by the Controlling Collateral Agent or any Subordinated Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Controlling Credit Documents and the Subordinated Credit Documents, respectively; and
(b)          that the documents and agreements creating or evidencing the grant of the Collateral for and the guarantees of the Controlling Obligations and the Subordinated Obligations, subject to Section 5.3(d) and the proviso to Section 2.3, shall be in all material respects the same forms of documents other than with respect to the first lien, second lien, third lien or other subordinate lien nature of the Obligations thereunder.
2.5          First Lien Obligations
(a)          The Parent will be permitted to designate as a holder of First Lien Obligations hereunder each Person who is, or who becomes, the registered holder of First Lien Obligations incurred by the Grantors after the date of this Agreement in accordance with the terms of all Controlling Credit

Documents and Subordinated Credit Documents. The Parent may only effect such designation by delivering to the Controlling Collateral Agent:
(i)          a First Lien Obligations Designation, duly executed by the Parent;
(ii)         a First Lien Reaffirmation Agreement, duly executed by each Grantor; and
(iii)        an Intercreditor Joinder, duly executed by the respective First Lien Collateral Agent.
The Parent shall deliver a copy of each First Lien Obligations Designation, First Lien Reaffirmation Agreement and Intercreditor Joinder to each then existing Subordinated Collateral Agent; provided that the failure to so deliver a copy of any First Lien Obligations Designation, First Lien Reaffirmation Agreement and/or Intercreditor Joinder to any then existing Subordinated Collateral Agent shall not affect the status of such debt as First Lien Obligations if the other requirements of this Section 2.5 are complied with. In accordance with the First Lien Credit Documents, the Grantors shall provide a legal opinion of counsel as to the First Lien Obligations being secured by a valid and perfected security interest in the Collateral. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all Controlling Credit Documents and Subordinated Credit Documents.
(b)          With respect to any First Lien Obligations issued or incurred after the date hereof, each Grantor agrees to take such actions as may from time to time reasonably be requested by the then existing Controlling Collateral Agent or the First Lien Collateral Agent, and enter into such technical amendments, modifications and/or supplements to the then existing Controlling Collateral Documents or Subordinated Collateral Documents (or execute and deliver such additional First Lien Collateral Documents) as may from time to time be reasonably requested by such Persons, to ensure that the First Lien Obligations are secured by, and entitled to the benefits of, the relevant First Lien Collateral Documents, and each First Lien Claimholder, Second Lien Claimholder and Third Lien Claimholder (by its acceptance of the benefits hereof) hereby agrees to, and authorizes (i) the First Lien Collateral Agent, Second Lien Collateral Agent and Third Lien Claimholder, respectively, to enter into, any such technical amendments, modifications and/or supplements (and permit any additional First Lien Collateral Documents) and (ii) the then existing Controlling Collateral Agent to deliver to the First Lien Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the First Lien Collateral Agent to obtain control of such Pledged Collateral). If the new First Lien Obligations under the new First Lien Credit Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement. Each Grantor hereby further agrees that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 2.5(b), all such amounts shall be paid by, and shall be for the account of, the respective Grantors, on a joint and several basis.
3.           ENFORCEMENT
3.1          Exercise of Remedies
(a)          Until the Discharge of Controlling Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, no Subordinated Collateral Agent or Subordinated Claimholder will:

(i)          commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that the Second Lien Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 120 days has elapsed since the later of (x) the date on which the Second Lien Collateral Agent declared the existence of any Event of Default under the Second Lien Credit Documents and demanded the repayment of all the principal amount of the Second Lien Obligations and (y) the date on which the First Lien Collateral Agent received notice from the Second Lien Collateral Agent of such declaration of an Event of Default (the "Second Lien Standstill Period"); provided further that notwithstanding anything herein to the contrary, in no event shall any Second Lien Collateral Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of any Second Lien Standstill Period, the First Lien Collateral Agent or any First Lien Claimholder shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral, or diligently attempting in good faith to vacate any stay prohibiting such Enforcement Action (prompt notice of such exercise to be given to each Subordinated Collateral Agent);
(ii)         contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent or any Controlling Claimholder or any other exercise by the Controlling Collateral Agent or any Controlling Claimholder of any rights and remedies relating to the Collateral under the Controlling Credit Documents or otherwise; and
(iii)        subject to the rights of the Second Lien Collateral Agent under Section 3.1(a)(i), object to the forbearance by the Controlling Collateral Agent or any Controlling Claimholder from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any proceeds received by the Controlling Collateral Agent in excess of those necessary to achieve the Discharge of Controlling Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein.
(b)          Until the Discharge of Controlling Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.1(a)(i), the Controlling Collateral Agent and the Controlling Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that each Subordinated Collateral Agent shall have the credit bid rights set forth in Section 3.1(c)(vi)) and, subject to Section 5.1, to make determinations regarding the release, disposition or restrictions with respect to the Collateral without any consultation with or the consent of any Subordinated Collateral Agent or any Subordinated Claimholder; provided that any proceeds received by the Controlling Collateral Agent in excess of those necessary to achieve the Discharge of Controlling Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the Controlling Collateral Agent and any Controlling Claimholder may enforce the provisions of the Controlling Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with any Subordinated Collateral Agent or any Subordinated Claimholder and regardless of whether any such exercise is adverse to the interest of any Subordinated Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. For the avoidance of doubt, until the Discharge of Controlling Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Third Lien Claimholder shall not commence an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that the Third Lien Claimholder shall have the credit bid rights set forth in Section 3.1(c)(vi)) and, subject to Section 5.1, to make determinations regarding the release, disposition or restrictions with respect to the Collateral.
(c)          Notwithstanding the foregoing, any Subordinated Collateral Agent and any Subordinated Claimholder may:
(i)          file a claim or statement of interest with respect to the Subordinated Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(ii)         take any action (not adverse to the priority status of the Liens on the Collateral securing the Controlling Obligations, or the rights of the Controlling Collateral Agent or any Controlling Claimholder to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
(iii)        file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of any Subordinated Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;
(iv)        vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Subordinated Obligations and the Collateral;
(v)         exercise any of its rights or remedies with respect to the Collateral after the termination of the Second Lien Standstill Period to the extent permitted by Section 3.1(a)(i); and
(vi)        bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the Controlling Collateral Agent or any Controlling Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a "credit bid" in respect of any Subordinated Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of Controlling Obligations.
Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of Controlling Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(i), to the extent such Subordinated Collateral Agent is permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Controlling Obligations has occurred, except as expressly provided in Section 3.1(a)(i), Section 6.3(b) and this Section 3.1(c), the sole right of each Subordinated Collateral Agent and the Subordinated Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Subordinated Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Controlling Obligations has occurred.
(d)          Subject to Sections 3.1(a)(i) and (c) and Section 6.3(b):
(i)          each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, agrees that no Subordinated Claimholder will take any action that would hinder any exercise of remedies under the Controlling Credit Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;
(ii)         each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, hereby waives any and all rights that any such Subordinated Claimholder may have as a junior lien creditor or otherwise to object to the manner in which the Controlling Collateral Agent or any Controlling Claimholder seeks to enforce or collect the Controlling Obligations or the Liens securing the Controlling Obligations granted in any of the Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Controlling Collateral Agent or any Controlling Claimholder is adverse to the interests of the Subordinated Claimholders; and
(iii)        each Subordinated Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Subordinated Collateral Documents or any other Subordinated Credit Document (other than this Agreement) shall be deemed to restrict in any way the exercise of rights and remedies of the Controlling Collateral Agent or any Controlling Claimholder with respect to the Collateral.
(e)          Except as specifically set forth in Sections 3.1(a) and (d), each Subordinated Claimholder may exercise rights and remedies as an unsecured creditor against any Grantor that has guaranteed or granted Liens to secure the respective Subordinated Obligations in accordance with the terms of the respective Subordinated Credit Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under Bankruptcy Law with respect to any Grantor); provided that in the event that any Subordinated Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Subordinated Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Controlling Obligations) as the other Liens securing the Subordinated Obligations are subject to this Agreement.
(f)          Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by any Subordinated Claimholder of the required payments of interest, principal and other amounts owed in respect of the Subordinated Obligations so long as such receipt is not the direct or indirect result of the exercise by any Subordinated Collateral Agent or any other Subordinated Claimholder of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Subject to Sections 3.1(a)(i) and (c) and Section 6.3(b), nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Controlling Collateral Agent or any other Controlling Claimholder may have with respect to the Collateral in connection with an Enforcement Action.
3.3          Exercise of Remedies; Actions Upon Breach; Specific Performance. If any Subordinated Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to take or threatens to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Subordinated Claimholder that relief against such Subordinated Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Controlling Claimholders, it being understood and agreed by each Subordinated Collateral Agent on behalf of each respective Subordinated Claimholder that (a) the Controlling Claimholders' damages from its actions may at that time be difficult to ascertain and may be irreparable and (b) each Subordinated Claimholder waives any defense that the Grantors and/or the Controlling Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each Controlling Collateral Agent and Subordinated Collateral Agent may demand specific performance of this Agreement. The Controlling Collateral Agent, on behalf of itself and the Controlling Claimholders, and each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Controlling Collateral Agent or any other Controlling Claimholder or any Subordinated Collateral Agent or any other Subordinated Claimholder, as the case may be.
4.           PAYMENTS.
4.1          Application of Proceeds. Until the Discharge of Controlling Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all Collateral or proceeds thereof received in connection with any Enforcement Action or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Controlling Collateral Agent or any other Controlling Claimholder shall be applied by the Controlling Collateral Agent as follows:
(a)          first, to the payment in full of all First Lien Obligations that are not Excess First Lien Obligations until the Discharge of First Lien Obligations has occurred;
(b)          second, to the payment in full of all Second Lien Obligations that are not Excess Second Lien Obligations until the Discharge of Second Lien Obligations has occurred;
(c)          third, to the payment of any Excess First Lien Obligations and any Excess Second Lien Obligations on a pro rata basis until such Obligations have been paid in full;
(d)          fourth, (i) with respect to Third Lien DFH Collateral, to the payment in full of all Third Lien DFH Obligations until the Discharge of Third Lien DFH Obligations has occurred and (ii) with respect to the Third Lien DOV Collateral, to the payment in full of all Third Lien DOV Obligations until the Discharge of Third Lien DOV Obligations has occurred; and
(e)          fifth, to the applicable Grantor or as otherwise required by applicable law;
in each case in such order as specified in the relevant First Lien Credit Documents, Second Lien Credit Documents, Third Lien DFH Credit Documents or Third Lien DOV Credit Documents, or as otherwise determined by the First Lien Claimholders, the Second Lien Claimholders, the Third Lien DFH Claimholder or the Third Lien DOV Claimholder, as applicable.
Notwithstanding the foregoing, until the Discharge of Controlling Obligations, any non-cash Collateral or non-cash proceeds will be held by the Controlling Collateral Agent as Collateral unless the failure to apply such amounts as set forth above would be commercially unreasonable.

4.2          Blockage of Payments to the Subordinated Claimholders.
(a)          Until the Discharge of Controlling Obligations occurs, no payment in cash or other property or otherwise on account of any Subordinated Obligations owing to any Subordinated Claimholder shall be made by or on behalf of the Grantors, and the Subordinated Claimholder will not ask, demand, sue for, take, or receive any such payment, directly or indirectly, from or on behalf of the Grantors, if at the time of such payment or immediately after giving effect thereto there shall have occurred and be continuing an Event of Default (as defined in any Controlling Credit Document).
(b)          If at any time following a blockage of payments to the Subordinated Claimholders pursuant to Section 4.2(a) (the "Payment Blockage Period"), the Subordinated Claimholders are no longer prohibited by Section 4.2(a) from receiving any payments with respect to the Subordinated Obligations, the Subordinated Claimholders shall be entitled to receive, upon the expiration of the applicable Payment Blockage Period, all payments with respect to the Subordinated Obligations that have been blocked, and any late payment charges, together with any default interest to the extent provided for by the applicable Subordinated Credit Documents; provided that, notwithstanding anything to the contrary contained in the Subordinated Credit Documents, the applicable Borrower shall be permitted to pay and the applicable Subordinated Claimholder shall be entitled to receive, only accrued interest on and scheduled principal amortization payments in respect of the Subordinated Obligations pursuant to the terms of the applicable Subordinated Credit Documents as in effect on the date hereof.
(c)          Nothing contained in this Section 4.2 shall be deemed to prohibit or restrict the Subordinated Claimholders from exercising their rights and remedies not prohibited under this Agreement, so long as any payment or distribution of cash, assets or securities of any Grantor received by any such Subordinated Claimholder pursuant to such exercise of rights and remedies prior to all Controlling Obligations being paid in full shall be held by the applicable Subordinated Claimholder in trust for and paid over to the Controlling Claimholder for application to the Controlling Obligations until such Controlling Obligations are paid in full.
(d)          In the event that, notwithstanding the foregoing, any payment or distribution of assets of any Grantor, whether in cash, property or securities, prohibited by this Agreement shall be received by any Subordinated Claimholder before all Controlling Obligations are paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the Controlling Claimholder, until all such Controlling Obligations shall have been paid in full.
5.          OTHER AGREEMENTS.
5.1          Releases.
(a)          If, in connection with any Enforcement Action by the Controlling Collateral Agent or any other exercise of the Controlling Collateral Agent's remedies in respect of the Collateral, the Controlling Collateral Agent, for itself or on behalf of any of the Controlling Claimholders, releases any of its Liens on any part of the Collateral or releases any Guarantor from its obligations under its guaranty of the Controlling Obligations, then the Liens, if any, of each Subordinated Collateral Agent, for itself or for the benefit of the respective Subordinated Claimholders, on such Collateral, and the obligations of such Guarantor under its guaranty of the respective Subordinated Obligations, shall be automatically, unconditionally and simultaneously released. If, in connection with any Enforcement Action or other exercise of rights and remedies by the Controlling Collateral Agent, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Controlling Collateral Agent releases its Lien on the property or assets of such Person, then the Liens of each Subordinated Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of the Controlling Collateral Agent. Each Subordinated Collateral Agent, for itself or on behalf of any respective Subordinated Claimholders, promptly shall execute and deliver to the Controlling Collateral Agent, the applicable Grantor such termination statements, releases and other documents as the Controlling Collateral Agent or such Grantor may request to effectively confirm the foregoing releases.
(b)          If, in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a "Disposition") permitted under the terms of the Controlling Credit Documents and not expressly prohibited under the terms of any of the Subordinated Credit Documents (other than in connection with an Enforcement Action or other exercise of the Controlling Collateral Agent's remedies in respect of the Collateral which shall be governed by Section 5.1(a)), the Controlling Collateral Agent, for itself or on behalf of any of the Controlling Claimholders, releases any of its Liens on any part of the Collateral, or releases any Guarantor from its obligations under its guaranty of the Controlling Obligations, in each case other than (A) in connection with the Discharge of Controlling Obligations and (B) after the occurrence and during the continuance of any Event of Default under any Subordinated Credit Document, then the Liens, if any, of each Subordinated Collateral Agent, for itself or for the benefit of the respective Subordinated Claimholders, on such Collateral, and the obligations of such Guarantor under its guaranty of the respective Subordinated Obligations, shall be automatically, unconditionally and simultaneously released. Each Subordinated Collateral Agent, for itself or on behalf of any respective Subordinated Claimholders, promptly shall execute and deliver to the Controlling Collateral Agent, the applicable Grantor such termination statements, releases and other documents as the Controlling Collateral Agent or such Grantor may request to effectively confirm such release.
(c)          Until the Discharge of Controlling Obligations occurs, each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, hereby irrevocably constitutes and appoints the Controlling Collateral Agent and any officer or agent of the Controlling Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Subordinated Collateral Agent or such holder or in the Controlling Collateral Agent's own name, from time to time in the Controlling Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or advisable to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of Controlling Obligations.
(d)          Until the Discharge of Controlling Obligations occurs, to the extent that the Controlling Collateral Agent or the Controlling Claimholders (i) have released any Lien on Collateral or any Guarantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then each Subordinated Collateral Agent, for itself and for the respective Subordinated Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be; provided that, with respect to clause (ii) only, no new Liens shall be granted to, or guarantees executed and delivered in favor of, the Third Lien Claimholder with respect to the Third Lien Obligations.
5.2          Insurance. Unless and until the Discharge of Controlling Obligations occurs, the Controlling Collateral Agent and the Controlling Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the Controlling Credit Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Controlling Obligations occurs, and subject to the rights of the Grantors under the Controlling Credit Documents, all proceeds of any such policy and any such award

(or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid (a) to the Controlling Collateral Agent for the benefit of the Controlling Claimholders pursuant to the terms of the Controlling Credit Documents and (b) thereafter, to the extent no Controlling Obligations are outstanding, and subject to the rights of the Grantors under the Subordinated Credit Documents and in accordance with the terms of Section 4.1, to the applicable Subordinated Collateral Agent for the benefit of the respective Subordinated Claimholders to the extent required under the Subordinated Collateral Documents and (c) then, to the extent no Subordinated Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Controlling Obligations occurs, if any Subordinated Collateral Agent or any Subordinated Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Controlling Collateral Agent in accordance with the terms of Section 4.2.
5.3          Amendments to Controlling Credit Documents and Subordinated Credit Documents.
(a)          The First Lien Credit Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the First Lien Credit Agreement may be Refinanced, in each case, without notice to, or the consent of, any Subordinated Collateral Agent or any Subordinated Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided that the holders of any such Refinancing indebtedness bind themselves, in a writing addressed to each Subordinated Collateral Agent and the Subordinated Claimholders, to the terms of this Agreement; provided, further, that, prior to the Discharge of Second Lien Obligations, any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the Second Lien Collateral Agent (acting at the direction of the Required Lenders under, and as defined in, the Second Lien Credit Documents):
(i)          increase the then outstanding aggregate principal amount of the First Lien Credit Agreement in excess of the applicable Cap Amount; or
(ii)          increase the "Applicable Margin" or similar component of the interest rate by more than 3.00 % per annum (excluding increases resulting from the accrual of interest at the default rate).
(b)          Without the prior written consent of the First Lien Collateral Agent, no Second Lien Credit Document may be amended, restated, supplemented or otherwise modified or entered into, and the Second Lien Credit Agreement may not be Refinanced, to the extent such amendment, restatement, supplement, modification or Refinancing, or the terms of any new Second Lien Credit Document, would:
(i)          increase the then outstanding principal amount of the Second Lien Credit Agreement in excess of the applicable Cap Amount;
(ii)          increase the interest rate by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate);
(iii)        change any default or event of default thereunder in a manner adverse to the Grantors thereunder;
(iv)        change (to earlier dates) any dates upon which payments of principal or interest are due thereon;

(v)          change the prepayment provisions thereof; or
(vi)          increase materially the obligations of any Grantor thereunder or confer any additional material rights on any of the Second Lien Claimholders (or a representative on their behalf) which would be adverse to any Grantors, the First Lien Collateral Agent or any other First Lien Claimholder.
The Second Lien Credit Agreement may be Refinanced to the extent the terms and conditions of such Refinancing indebtedness meet the requirements of this Section 5.3(b), the average life to maturity thereof is greater than or equal to that of the Refinanced Second Lien Credit Agreement and the holders of such Refinancing indebtedness bind themselves, in a writing addressed to the Controlling Collateral Agent and the Controlling Claimholders, to the terms of this Agreement.
(c)          Without the prior written consent of the First Lien Collateral Agent and the Second Lien Collateral Agent, no Third Lien Credit Agreement may be Refinanced and no Third Lien Credit Document may be amended, restated, supplemented or otherwise modified or entered into, to the extent such amendment, restatement, supplement or modification would:
(i)          increase the then outstanding principal amount of the applicable Third Lien Credit Agreement;
(ii)          increase the interest rate;
(iii)         change or add any representation or warranty thereunder in a manner adverse to the Grantors thereunder;
(iv)         change or add any default or event of default thereunder in a manner adverse to the Grantors thereunder;
(v)         change (to earlier dates) any dates upon which payments of principal or interest are due thereon;
(vi)         change interest from being paid in kind to cash pay interest;
(vii)        shorten the scheduled maturity of the Third Lien Credit Agreement;
(viii)       provide for any additional fees to be paid by the Grantors thereunder;
(ix)          change the prepayment provisions, if any, thereof;
(x)          permit Ocean Rig UDW Inc., as the lender under each Third Lien Credit Agreement, to assign, delegate, participate or otherwise transfer any of its rights, obligations or interest as a lender under either Third Lien Credit Agreement or any other Third Lien Credit Document to any other Person (and any attempted assignment, delegation, participation or transfer by Ocean Rig UDW Inc. without such consent shall be null and void and be of no force or effect whatsoever); or
(xi)          increase the obligations of any Grantor thereunder, including with respect to covenants, or confer any additional rights on any of the Third Lien Claimholder (or a representative on their behalf) which would be adverse to any Grantor, the First Lien Collateral Agent, the Second Lien Collateral Agent, any other First Lien Claimholder or any other Second Lien Claimholder.

For the avoidance of doubt, Ocean Rig UDW Inc., as the lender under each Third Lien Credit Agreement, may, without the consent of the First Lien Collateral Agent and the Second Lien Collateral Agent, reduce, cancel and/or extinguish amounts owed to it under each Third Lien Credit Agreement.
(d)          In the event the Controlling Collateral Agent or any Controlling Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Controlling Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Controlling Collateral Document or changing in any manner the rights of the Controlling Collateral Agent, the Controlling Claimholders or any Grantor thereunder, then such amendment, waiver or consent shall apply automatically to (x) any comparable provision of any Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or the Second Lien Claimholders and without any action by the Second Lien Collateral Agent or any such Grantor, (y) any comparable provision of any Comparable Third Lien DFH Collateral Document without the consent of the Third Lien DFH Claimholder and without any action by the Third Lien DFH Claimholder or any such Grantor and (z) any comparable provision of any Comparable Third Lien DOV Collateral Document without the consent of the Third Lien DOV Claimholder and without any action by the Third Lien DOV Claimholder or any such Grantor; provided that:
(i)          no such amendment, waiver or consent shall have the effect of:
(A)          removing assets subject to the Lien of any Subordinated Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and there is a corresponding release of the Liens securing the Controlling Obligations;
(B)          imposing duties on any Subordinated Collateral Agent without its consent;
(C)          permitting other Liens on the Collateral not permitted under the terms of the Second Lien Credit Documents; or
(D)          being prejudicial to the interests of any of the Subordinated Claimholders to a greater extent than to the interests of the Controlling Claimholders (other than by virtue of their relative priority and the rights and obligations hereunder); and
(ii)          notice of such amendment, waiver or consent shall have been given to each Subordinated Collateral Agent within 10 Business Days after the effective date of such amendment, waiver or consent.
5.4          Confirmation of Subordination in Subordinated Collateral Documents. The Company agrees that each Subordinated Collateral Document shall include the following language (or language to similar effect approved by the Controlling Collateral Agent):
"Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement dated as of September 22, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Ocean Rig UDW Inc., Drillship Hydra Owners Inc., Drillship Paros Owners Inc., Drillship Kithira Owners Inc., Drillship Skopelos Owners Inc., Drillship Skiathos Owners Inc.,

Drillship Skyros Owners Inc., Drillship Kythnos Owners Inc., Agon Shipping Inc., Drill Rigs Holdings Inc., Drillship Ocean Ventures Inc., Drillships Ventures Projects Inc., Drillships Financing Holdings Inc., Drillships Projects Inc., Ocean Rig 1 Inc., Ocean Rig 2 Inc., the other entities from time to time party thereto, any collateral agent under the First Lien Credit Documents (as defined therein), Deutsche Bank AG New York Branch, as collateral agent under the Second Lien Credit Documents (as defined therein) and Ocean Rig UDW Inc., as the Third Lien Claimholder (as defined therein). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."
In addition, each Grantor agrees that each Subordinated Collateral Document covering any Collateral shall contain such other language as the Controlling Collateral Agent may reasonably request to reflect the subordination of such Subordinated Collateral Document to the Controlling Collateral Document covering such Collateral.
5.5          Gratuitous Bailee/Agent for Perfection.
(a)          The Controlling Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the "Pledged Collateral") as collateral agent for the Controlling Claimholders and as gratuitous bailee for each Subordinated Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Controlling Credit Documents and the Subordinated Credit Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Controlling Collateral Agent, the Controlling Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for each Subordinated Collateral Agent, subject to the terms and conditions of this Section 5.5.
(b)          The Controlling Collateral Agent shall have no obligation whatsoever to any Controlling Claimholder, any Subordinated Collateral Agent or any Subordinated Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Controlling Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon the Discharge of Controlling Obligations as provided in Section 5.5(d).
(c)          The Controlling Collateral Agent shall not have by reason of the Controlling Collateral Documents, the Subordinated Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Controlling Claimholder, any Subordinated Collateral Agent or any Subordinated Claimholder, and each Subordinated Collateral Agent and each Subordinated Claimholder hereby waives and releases the Controlling Collateral Agent from all claims and liabilities arising pursuant to the Controlling Collateral Agent's role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Collateral. It is understood and agreed that the interests of the Controlling Collateral Agent and each Subordinated Collateral Agent may differ and the Controlling Collateral Agent shall be fully entitled to act in its own interest without taking into account the interests of any Subordinated Collateral Agent or any Subordinated Claimholder.
(d)          Upon the Discharge of Controlling Obligations under the Controlling Credit Documents to which the Controlling Collateral Agent is a party, such former Controlling Collateral Agent shall deliver or transfer control of the remaining Pledged Collateral in its possession or control (if any), together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), (i) to the new Controlling Collateral Agent, to the extent any Controlling Obligations remain outstanding or (ii) to the applicable Grantors, to the extent no Controlling Obligations or Subordinated Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The former Controlling Collateral Agent further agrees to take all other action reasonably requested by any new Controlling Collateral Agent at the expense of the Grantors in connection with such new Controlling Collateral Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
5.6          When Discharge of Controlling Obligations Deemed to Not Have Occurred. If any Grantor enters into any Refinancing of any Controlling Credit Document evidencing Controlling Obligations, and the holders of any such Refinancing indebtedness bind themselves, in a writing addressed to each Subordinated Collateral Agent and the Subordinated Claimholders, to the terms of this Agreement, then the Discharge of Controlling Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and, from and after the date on which the New Controlling Debt Notice (as defined below) is delivered to each Subordinated Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of such Controlling Credit Document shall automatically be treated as "Controlling Obligations" for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of a notice (the "New Controlling Debt Notice") stating that the Company has entered into a new Controlling Credit Document permitted under the Subordinated Credit Documents (which notice shall include the identity of the new collateral agent, such agent, the "New Controlling Collateral Agent"), each Subordinated Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Grantors or such New Controlling Collateral Agent shall reasonably request in order to provide to the New Controlling Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Controlling Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Controlling Collateral Agent to obtain control of such Pledged Collateral). The New Controlling Collateral Agent shall agree in a writing addressed to each Subordinated Collateral Agent and the Subordinated Claimholders to be bound by the terms of this Agreement. If the new Controlling Obligations under the new Controlling Credit Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Subordinated Obligations, then the Subordinated Obligations shall be secured at such time by a Lien on such assets to the same extent provided in the Subordinated Collateral Documents and this Agreement.
5.7          Purchase Right.
(a)          Without prejudice to the enforcement of the First Lien Claimholders' remedies, the First Lien Claimholders agree that, promptly following (i) an acceleration of the First Lien Obligations in accordance with the terms of the First Lien Credit Documents, (ii) a payment default under the First Lien Credit Documents that has not been cured or waived in accordance with the terms of the First Lien Credit Documents, (iii) an event of default (other than a payment default) under the First Lien Credit Documents that has not been cured or waived within 45 days of the occurrence thereof, (iv) an exercise of remedies by the First Lien Collateral Agent or other First Lien Claimholders with respect to, and in accordance with the terms of, the First Lien Credit Documents or (v) the commencement of any Insolvency or Liquidation Proceeding ("Purchase Option Event"), the First Lien Claimholders will offer in writing to the Second Lien Lenders the option to purchase (an "Offer to Purchase"), subject to Section 5.7(b), the entire aggregate amount of outstanding First Lien Obligations at the Purchase Price without warranty or representation or recourse, except as provided in Section 5.7(d). The Second Lien Lenders shall irrevocably accept or reject such offer within 20 Business Days of the receipt thereof, and the parties shall endeavor to close promptly and in any event no later than 20 Business Days thereafter. If the Second Lien Lenders accept such offer, it shall be exercised pursuant to assignment documentation required under the First Lien Credit Agreement for assignments by lenders thereunder and otherwise reasonably acceptable to each of the First Lien Collateral Agent and the Required Lenders (as defined in, the Second Lien Credit Documents) (the "Assignment Agreement").
(b)          The Second Lien Lenders agree, solely as among themselves, that upon the occurrence of any Purchase Option Event and receipt of an Offer to Purchase, the Second Lien Collateral Agent shall send a notice to all Second Lien Lenders giving notice thereof and each Second Lien Lender shall have the option to purchase at least its pro rata share (calculated based on the aggregate Second Lien Obligations) of the First Lien Obligations. No Second Lien Lender shall be required to participate in any purchase offer hereunder, and a purchase offer may be accepted by any or all of the Second Lien Lenders, subject to the requirements of this Section 5.7. The provisions of this Section 5.7(b) are intended solely for the benefit of the Second Lien Lenders and may be modified, amended or waived by them without the approval of any other Person, except the Second Lien Collateral Agent to the extent its obligations are modified hereunder.
(c)          If the Second Lien Lenders reject the offer made pursuant to Section 5.7(a), the First Lien Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Credit Documents and this Agreement. Each First Lien Claimholder will retain all rights to indemnification provided in the relevant First Lien Credit Documents for all claims and other amounts relating to periods prior to the purchase of the First Lien Obligations pursuant to this Section 5.7.
(d)          The purchase and sale of the First Lien Obligations under this Section 5.7 will be without recourse and without representation or warranty of any kind by the First Lien Claimholders, except that the First Lien Claimholders represent and warrant that on the date of the purchase, immediately before giving effect to the purchase:
(i)          the principal of and accrued and unpaid interest on the First Lien Obligations, and the fees, expenses and premiums thereof, are as stated in the Assignment Agreement; and
(ii)         the First Lien Claimholders own the First Lien Obligations free and clear of any Liens (other than participation interests not prohibited by the First Lien Credit Documents, in which case the Purchase Price will be appropriately adjusted so that the purchasing creditors do not pay amounts represented by participation interests).
6.          INSOLVENCY OR LIQUIDATION PROCEEDINGS.
6.1          Finance and Sale Issues. Until the Discharge of Controlling Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of "Cash Collateral" (as such term is defined in Section 363(a) of the Bankruptcy Law), on which the First Lien Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Law (a "DIP Financing"), then each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees that it will raise no objection to such use of Cash Collateral or DIP Financing and, to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, each Subordinated Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3); provided that, for the benefit of the Second Lien Collateral Agent and the other Second Lien Claimholders only, (x) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of the First Lien Obligations does not exceed the Cap Amount, (y) the First Lien Collateral Agent or the other First Lien Claimholders do not oppose or object to such DIP Financing or such Liens securing the DIP Financing or such use of cash collateral or (z) the terms of such DIP Financing do not require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof); provided, further, that, notwithstanding anything to the contrary contained in this Agreement, the Second Lien Collateral Agent and other Second Lien Claimholders may object to such use of Cash Collateral or DIP Financing as unsecured creditors. No Subordinated Claimholder may provide DIP Financing to any Grantor secured by Liens equal or senior in priority to the Liens securing the First Lien Obligations; provided that if no First Lien Claimholder offers to provide DIP Financing to the extent permitted under this Section 6.1 on or before the date of the hearing to approve DIP Financing, then, without the consent of any First Lien Claimholder or the Third Lien Claimholder, a Second Lien Claimholder may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations; provided, further, for the avoidance of doubt, a Second Lien Claimholder may at any time seek to provide DIP Financing secured by Liens equal or junior in priority to the Liens securing any Second Lien Obligations without the consent of any First Lien Claimholder or the Third Lien Claimholder. Each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, agrees that it will raise no objection or oppose a motion to sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Law if the requisite Controlling Claimholders have consented to such sale or disposition of such assets, and such motion does not impair the rights of the Subordinated Claimholders under Section 363(k) of the Bankruptcy Law; provided that the applicable Cap Amount shall be reduced by an amount equal to the net cash proceeds of such sale or other disposition which are used to pay the principal or face amount of the Controlling Obligations.
6.2          Relief from the Automatic Stay. Until the Discharge of Controlling Obligations has occurred, each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees that none of them shall (a) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Controlling Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court, or (ii) oppose any request by the Controlling Collateral Agent for relief from such stay in connection with an Enforcement Action.
6.3          Adequate Protection.
(a)          Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees that none of them shall contest (or support any other Person contesting):
(i)          any request by the Controlling Collateral Agent or any Controlling Claimholders for adequate protection; or
(ii)         any objection by the Controlling Collateral Agent or any Controlling Claimholders to any motion, relief, action or proceeding based on the Controlling Collateral Agent or any Controlling Claimholders claiming a lack of adequate protection to the extent not inconsistent with the other terms of this Agreement.

(b)          Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
(i)          If the Controlling Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any use of Cash Collateral or DIP Financing, then (A) each Subordinated Collateral Agent, on behalf of itself or any of the respective Subordinated Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Controlling Obligations and such use of Cash Collateral or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Subordinated Obligations are so subordinated to the Controlling Obligations and with respect to each other under this Agreement and (B) each of the Controlling Collateral Agent, on behalf of itself and the Controlling Claimholders, and the Subordinated Collateral Agents, on behalf of itself and the Subordinated Claimholders, agrees that none of them shall contest (or support any other Person contesting) (1) any request by any Subordinated Collateral Agent or any other Subordinated Claimholder for adequate protection pursuant to the foregoing clause (A) or (2) any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the foregoing clause (A).
(ii)          The Subordinated Collateral Agents and the Subordinated Claimholders shall only be permitted to seek adequate protection with respect to their respective rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of: (A) additional collateral, provided that, as adequate protection for the Controlling Obligations, the Controlling Collateral Agent, on behalf of the Controlling Claimholders, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral, provided that, as adequate protection for the Controlling Obligations, the Controlling Collateral Agent, on behalf of the Controlling Claimholders, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim, provided that, as adequate protection for the Controlling Obligations, the Controlling Collateral Agent, on behalf of the Controlling Claimholders, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of each Subordinated Collateral Agent and the respective Subordinated Claimholders and (D) with respect to the Second Lien Obligations only, cash payments with respect to interest on the Second Lien Obligations, provided that (x) as adequate protection for the Controlling Obligations, the Controlling Collateral Agent, on behalf of the Controlling Claimholders, is also granted cash payments with respect to interest on the Controlling Obligations, and (y) such cash payments do not exceed an amount equal to the interest accruing on the aggregate principal amount of the Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the Second Lien Credit Documents and accruing from the date any the Second Lien Collateral Agent is granted such relief. If any Subordinated Claimholder receives Post-Petition Interest and/or adequate protection payments in any Insolvency or Liquidation Proceeding (the "Subordinated Adequate Protection Payments"), and the Controlling Claimholders do not receive payment in full in cash of all Controlling Obligations (subject to the applicable Cap Amount) upon the effectiveness of the plan of reorganization for, or conclusion of, such Insolvency or Liquidation Proceeding, then, such Subordinated Claimholder shall pay over to the Controlling Collateral Agent an amount (the "Pay-Over Amount") equal to the lesser of (i) the Subordinated Adequate Protection Payments received by such Subordinated Claimholder and (ii) the amount of the short-fall (the "Short-Fall") in payment in full of the Controlling Obligations (subject to the applicable Cap Amount); provided that to the extent any portion of the Short-Fall represents payments received by the Controlling Claimholders in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the Controlling Claimholders shall, upon receipt of the Pay-Over Amount, transfer such promissory notes, equity or other property to the respective Subordinated Collateral Agent in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the Controlling Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to, any grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to this Section 6.3(b).
(c)          Each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, agrees that notice of a hearing to approve any DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to each Subordinated Collateral Agent at least two Business Days in advance of such hearing and that notice of a hearing to approve any DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to each Subordinated Collateral Agent at least 15 days in advance of such hearing.
6.4          No Waiver. Nothing contained herein shall prohibit or in any way limit the Controlling Collateral Agent or any Controlling Claimholder, or, prior to the Discharge of First Lien Obligations, the Second Lien Collateral Agent or any Second Lien Claimholder, from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Subordinated Collateral Agent or any of the Subordinated Claimholders, including the seeking by any Subordinated Collateral Agent or any Subordinated Claimholder of adequate protection or the asserting by any Subordinated Collateral Agent or any Subordinated Claimholder of any of its rights and remedies under the respective Subordinated Credit Documents or otherwise except with respect to such actions expressly permitted hereunder.
6.5          Avoidance Issues. If any First Lien Claimholder or Second Lien Claimholder (or former First Lien Claimholder or Second Lien Claimholder) is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of any former First Lien Obligations or Second Lien Obligations (a "Recovery"), then such First Lien Claimholder or Second Lien Claimholder (or former First Lien Claimholder or Second Lien Claimholder), as applicable, shall be entitled to a reinstatement of such First Lien Obligations or Second Lien Obligations, as applicable, with respect to all such recovered amounts and, if the Discharge of First Lien Obligations or Discharge of Second Lien Obligations with respect to such reinstated First Lien Obligations or Second Lien Obligations, as applicable, had previously occurred, from and after the date of such reinstatement such Discharge of First Lien Obligations or Discharge of Second Lien Obligations, as applicable, shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
6.6          Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of the Controlling Obligations and on account of the Subordinated Obligations, then, to the extent the debt obligations distributed on account of the Controlling Obligations and on account of the Subordinated Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
6.7          Post-Petition Interest.
(a)          No Subordinated Collateral Agent or Subordinated Claimholder shall oppose or seek to challenge any claim by the Controlling Collateral Agent or any Controlling Claimholder for allowance in any Insolvency or Liquidation Proceeding of Controlling Obligations consisting of Post-

Petition Interest to the extent of the value of the Lien of the Controlling Collateral Agent on behalf of the Controlling Claimholders on the Collateral, without regard to the existence of the Lien of each Subordinated Collateral Agent on behalf of the respective Subordinated Claimholders on the Collateral.
(b)          Neither the Controlling Collateral Agent nor any other Controlling Claimholder shall oppose or seek to challenge any claim by any Subordinated Collateral Agent or any Subordinated Claimholder for allowance in any Insolvency or Liquidation Proceeding of Subordinated Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of each Subordinated Collateral Agent on behalf of the respective Subordinated Claimholders on the Collateral (after taking into account the value of the Controlling Obligations).
6.8          Waiver. Each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, waives any claim it may hereafter have against any Controlling Claimholder arising out of the election of any Controlling Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Law, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.
6.9          Separate Grants of Security and Separate Classification. Each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, and the Controlling Collateral Agent, for itself and on behalf of the Controlling Claimholders, acknowledges and agrees that:
(a)          the grants of Liens pursuant to each of the First Lien Collateral Documents, the Second Lien Collateral Documents, the Third Lien DFH Collateral Documents and the Third Lien DOV Collateral Documents constitute separate and distinct grants of Liens; and
(b)          because of, among other things, their differing rights in the Collateral, each of the First Lien Obligations, the Second Lien Obligations, the Third Lien DFH Obligations and the Third Lien DOV Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in any Insolvency or Liquidation Proceeding.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Controlling Claimholders and the Subordinated Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Claimholders), (a) the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the First Lien Credit Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by the Subordinated Claimholders with respect to the Collateral, with each Subordinated Collateral Agent, for itself and on behalf of the respective Subordinated Claimholders, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders, any Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Subordinated Claimholders) and (b) after the application described in the foregoing clause (a), the Second Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Second Lien Credit Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by the Third Lien Claimholder with respect to the Collateral, with the Third Lien Claimholder hereby acknowledging and agreeing to turn over to the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, any Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders).
6.10        Effectiveness in Insolvency or Liquidation Proceedings. The Parties acknowledge that this Agreement is a "subordination agreement" under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.
7.            RELIANCE; WAIVERS.
7.1          Reliance. Other than any reliance on the terms of this Agreement, each Controlling Collateral Agent, on behalf of itself and the Controlling Claimholders, acknowledges that it and such Controlling Claimholders have, independently and without reliance on any Subordinated Collateral Agent or any Subordinated Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Controlling Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Controlling Credit Documents or this Agreement. Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, acknowledges that it and such Subordinated Claimholders have, independently and without reliance on the Controlling Collateral Agent, any Controlling Claimholder, any other Subordinated Collateral Agent or any other Subordinated Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Subordinated Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Subordinated Credit Documents or this Agreement.
7.2          No Warranties or Liability. The Controlling Collateral Agent, on behalf of  itself and the Controlling Claimholders, acknowledges and agrees that none of the Subordinated Collateral Agents or the Subordinated Claimholders have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Subordinated Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Subordinated Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under each of the Subordinated Credit Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, acknowledges and agrees that none of the Controlling Collateral Agent, the Controlling Claimholders, the other Subordinated Collateral Agents or the other Subordinated Claimholders have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Controlling Credit Documents or the Subordinated Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Controlling Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Controlling Credit Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Subordinated Collateral Agents and the Subordinated Claimholders shall have no duty to the Controlling Collateral Agent, any of the Controlling Claimholders or any of the other Subordinated Claimholders, and the Controlling Collateral Agent and the Controlling Claimholders shall have no duty to any Subordinated Collateral Agent or any of the Subordinated Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Controlling Credit Documents and the Subordinated Credit Documents), regardless of any knowledge thereof which they may have or be charged with.
7.3          No Waiver of Lien Priorities.
(a)          No right of the Controlling Claimholders, the Controlling Collateral Agent or any of them to enforce any provision of this Agreement or any Controlling Credit Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Controlling Claimholder or the Controlling Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Controlling Credit Documents or any of the Subordinated Credit Documents, regardless of any knowledge thereof which the Controlling Collateral Agent or the Controlling Claimholders, or any of them, may have or be otherwise charged with.
(b)          Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the Controlling Credit Documents and subject to the provisions of Section 5.3(a), (b) and (c)), the Controlling Collateral Agent or any of the Controlling Claimholders may, at any time and from time to time in accordance with the Controlling Credit Documents and/or applicable law, without the consent of, or notice to, any Subordinated Collateral Agent or any Subordinated Claimholders, without incurring any liabilities to any Subordinated Collateral Agent or any Subordinated Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Subordinated Collateral Agent or any Subordinated Claimholders is affected, impaired or extinguished thereby), do any one or more of the following:
(i)          change the manner, place or terms of payment, or change or extend the time of payment, or amend, renew, exchange, increase or alter the terms, of any of the Controlling Obligations or any Lien on any Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Controlling Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Controlling Collateral Agent or any of the Controlling Claimholders, any Controlling Obligations or any of the Controlling Credit Documents; provided that any such increase in the Controlling Obligations shall not increase the sum of the Indebtedness constituting principal under the Controlling Credit Documents to an amount in excess of the applicable Cap Amount;
(ii)         sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Grantor to the Controlling Collateral Agent or any Controlling Claimholders, or any liability incurred directly or indirectly in respect thereof;
(iii)        settle or compromise any Controlling Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Controlling Obligations) in any manner or order; and
(iv)        exercise or delay in or refrain from exercising any right or remedy against any Grantor or any security or any other Person, elect any remedy and otherwise deal freely with any Grantor or any Collateral and any security and any guarantor or any liability of any Grantor to the Controlling Claimholders or any liability incurred directly or indirectly in respect thereof.
(c)          Except as otherwise expressly provided herein, each Subordinated Collateral Agent, on behalf of itself and the Subordinated Claimholders, also agrees that the Controlling Claimholders and the Controlling Collateral Agent shall have no liability to any Subordinated Collateral Agent or any Subordinated Claimholders, and each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, hereby waives any claim against any Controlling Claimholder or the Controlling Collateral Agent arising out of any and all actions which any Controlling Claimholder or the Controlling Collateral Agent may take or permit or omit to take with respect to (i) the Controlling Credit Documents (other than this Agreement), (ii) the collection of the Controlling Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Collateral. Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees that the Controlling Claimholders and the Controlling Collateral Agent have no duty to them in respect of the maintenance or preservation of the Collateral, the Controlling Obligations or otherwise.
(d)          Until the Discharge of Controlling Obligations occurs, each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.
7.4          Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders, the Second Lien Collateral Agent and the Second Lien Claimholders and the Third Lien Claimholder, respectively, hereunder shall remain in full force and effect irrespective of:
(a)          any lack of validity or enforceability of any First Lien Credit Document, Second Lien Credit Document or Third Lien Credit Document;
(b)          except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Credit Document, Second Lien Credit Document or Third Lien Credit Document;
(c)          except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations or any guaranty thereof;
(d)          the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e)          any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, the Second Lien Collateral Agent, the Second Lien Obligations, any Second Lien Claimholder, the Third Lien Obligations or the Third Lien Claimholder in respect of this Agreement.
8.          MISCELLANEOUS.
8.1          Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Credit Documents, the Second Lien Credit Documents or the Third Lien Credit Documents, the provisions of this Agreement shall govern and control.
8.2          Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Controlling Claimholders may continue, at any time and without notice to any Subordinated Collateral Agent or any Subordinated Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors constituting Controlling Obligations in reliance hereof. Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.
8.3          Termination. This Agreement shall terminate and be of no further force and effect:
(a)          with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, upon the date of the Discharge of First Lien Obligations (including any Excess First Lien Obligations), subject to the rights of the First Lien Claimholders under Section 6.5;
(b)          with respect to the Second Lien Collateral Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the date of the Discharge of Second Lien Obligations (including any Excess Second Lien Obligations), subject to the rights of the Second Lien Claimholders under Section 6.5;
(c)          with respect to the Third Lien DFH Claimholder and the Third Lien DFH Obligations, upon the date of the Discharge of Third Lien DFH Obligations, subject to the rights of the Third Lien DFH Claimholder under Section 6.5; and
(d)          with respect to the Third Lien DOV Claimholder and the Third Lien DOV Obligations, upon the date of the Discharge of Third Lien DOV Obligations, subject to the rights of the Third Lien DOV Claimholder under Section 6.5.
8.4          Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Third Lien Claimholder, the Second Lien Collateral Agent or any First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

Notwithstanding the foregoing, the Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its respective rights are directly and adversely affected.
8.5          Information Concerning Financial Condition of Parent and its Subsidiaries.  Any First Lien Collateral Agent and any First Lien Claimholders, the Second Lien Claimholders and the Second Lien Collateral Agent and the Third Lien Claimholder shall each be responsible for keeping themselves informed of (x) the financial condition of the Company and its subsidiaries and all endorsers and/or guarantors of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations and (y) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations. The Controlling Collateral Agent and the Controlling Claimholders shall have no duty to advise any Subordinated Collateral Agent or any Subordinated Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Controlling Collateral Agent or any of the Controlling Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Subordinated Collateral Agent or any Subordinated Claimholder, it or they shall be under no obligation:
(a)          to make, and the Controlling Collateral Agent and the Controlling Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(b)          to provide any additional information or to provide any such information on any subsequent occasion;
(c)          to undertake any investigation; or
(d)          to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
8.6          Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Subordinated Claimholders or any Subordinated Collateral Agent pays over to the Controlling Collateral Agent or the Controlling Claimholders under the terms of this Agreement, the Subordinated Claimholders and each Subordinated Collateral Agent shall be subrogated to the rights of the Controlling Collateral Agent and the Controlling Claimholders; provided that each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Controlling Obligations has occurred. Each Grantor acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Subordinated Collateral Agent or the Subordinated Claimholders that are paid over to the Controlling Collateral Agent or the Controlling Claimholders pursuant to this Agreement shall not reduce any of the Subordinated Obligations.
8.7          Application of Payments. All payments received by the Controlling Collateral Agent or the Controlling Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Controlling Obligations provided for in the Controlling Credit Documents. Each Subordinated Collateral Agent, on behalf of itself and the respective Subordinated Claimholders, assents to any extension or postponement of the time of payment of the Controlling Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Controlling Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.8          GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
(a)          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HEREUNDER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER ANY PARTY HEREUNDER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER ANY PARTY HEREUNDER. EACH OF THE PARTIES HEREUNDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.10, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH DELIVERY. EACH OF THE PARTIES HEREUNDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY FIRST LIEN CLAIMHOLDER, SECOND LIEN CLAIMHOLDER OR THIRD LIEN CLAIMHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY HEREUNDER IN ANY OTHER JURISDICTION.
(b)          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(c)          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
8.9          Notices.
(a)          Except as provided in Section 8.9(b), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile to the addresses of the parties hereto as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 8.9(b), shall be effective as provided therein.
(b)          Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Controlling Collateral Agent. Each of the parties hereto may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Controlling Collateral Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
8.10          Further Assurances. Each of the First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, the Third Lien Claimholder, and the Grantors agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.
8.11          Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Claimholders, the Second Lien Collateral Agent, the Second Lien Claimholders, the Third Lien Claimholder and their respective successors and permitted assigns. If any of the First Lien Collateral Agent or the Second Lien Collateral Agent resigns or is replaced pursuant to the First Lien Credit Documents or the Second Lien Credit Documents, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.
8.12          Headings. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement
8.13          Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., "pdf" or "tif') format shall be effective as delivery of a manually executed counterpart of this Agreement.

8.14          Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
8.15          Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and permitted assigns and shall inure to the benefit of each of the First Lien Claimholders, the Second Lien Claimholders and the Third Lien Claimholder. Nothing in this Agreement shall impair, as between the Grantors and the First Lien Collateral Agent and the First Lien Claimholders, the Second Lien Collateral Agent and the Second Lien Claimholders or the Third Lien Claimholder, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Credit Documents, the Second Lien Credit Documents and the Third Lien Credit Documents, respectively.
8.16          No Indirect Actions. Unless otherwise expressly stated, if a party hereto may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. "Taking an action indirectly" means taking an action that is not expressly prohibited for such party hereto but is intended to have substantially the same effects as the prohibited action.
8.17          Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the First Lien Claimholders, the Second Lien Collateral Agent and the Second Lien Claimholders, the Third Lien DFH Claimholder and the Third Lien DOV Claimholder. No Grantor or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations, the Second Lien Obligations, the Third Lien DFH Obligations or the Third Lien DOV Obligations, as and when the same shall become due and payable in accordance with their terms.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first set forth above.
GRANTORS:
OCEAN RIG UDW INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP HYDRA OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP PAROS OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP KITHIRA OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP SKOPELOS OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP SKIATHOS OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

DRILLSHIP SKYROS OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP KYTHNOS OWNERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

AGON SHIPPING INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILL RIGS HOLDINGS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP OCEAN VENTURES INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS VENTURES PROJECTS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS FINANCING HOLDINGS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

DRILLSHIPS PROJECTS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG 1 INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG 2 INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG 1 SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG 2 SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILL RIGS OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OR NORGE OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

DRILLSHIPS HOLDINGS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS INVESTMENT INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP HYDRA SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP PAROS SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS HOLDINGS OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG BLACK SEA COÖPERATIEF U.A.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG BLACK SEA OPERATIONS B.V.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

KITHIRA SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

SKOPELOS SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG DRILLING OPERATIONS COÖPERATIEF U.A.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG DRILLING OPERATIONS B.V.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS INVESTMENT OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG CUANZA OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP SKIATHOS SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

DRILLSHIP SKYROS SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIP KYTHNOS SHAREHOLDERS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

DRILLSHIPS OCEAN VENTURES OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG CUBANGO OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG OPERATIONS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG MANAGEMENT SERVICES INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG CAYMAN MANAGEMENT SERVICES SEZC LIMITED
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

OCEAN RIG NORTH SEA AS
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG AS
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG OFFSHORE MANAGEMENT LIMITED
By:	/s/Craig Strachan
Name:	Craig Strachan
Title:	Director

OR CREWING LIMITED
By:	/s/Craig Strachan
Name:	Craig Strachan
Title:	Director

OCEAN RIG MANAGEMENT INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

EASTERN MED CONSULTANTS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

OCEAN RIG INVESTMENTS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

[Signature Page to Intercreditor Agreement]

PRIMELEAD LIMITED
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

SHIP INVESTMENT OCEAN HOLDINGS INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

Notice Address for all Grantors:

c/o Ocean Rig Cayman Management Services SEZC Limited 3rd Floor Flagship Building Harbour Drive, Grand Cayman, Cayman Islands Attn: Mr. Michael Pearson

[Signature Page to Intercreditor Agreement]

SECOND LIEN COLLATERAL AGENT: DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

Notice Address for Second Lien Collateral Agent:

60 Wall Street, New York, New York 10005, Attn: Corporate Team, Drillships Financing Holdings Inc.

[Signature Page to Intercreditor Agreement]

THIRD LIEN DOV CLAIMHOLDER: OCEAN RIG UDW INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

Notice Address for Third Lien DOV Claimholder:

c/o Ocean Rig Cayman Management Services SEZC Limited 3rd Floor Flagship Building Harbour Drive, Grand Cayman, Cayman Islands Attn: Mr. Michael Pearson

THIRD LIEN DFH CLAIMHOLDER: OCEAN RIG UDW INC.
By:	/s/Savvas Tournis
Name:	Savvas Tournis
Title:	Attorney in fact

Notice Address for Third Lien DFH Claimholder:

c/o Ocean Rig Cayman Management Services SEZC Limited 3rd Floor Flagship Building Harbour Drive, Grand Cayman, Cayman Islands Attn: Mr. Michael Pearson

[Signature Page to Intercreditor Agreement]

EXHIBIT A
to Intercreditor Agreement

FORM OF
FIRST LIEN OBLIGATIONS DESIGNATION
Reference is made to the Intercreditor Agreement dated as of September 22, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Intercreditor Agreement") among Ocean Rig UDW Inc., Drillship Hydra Owners Inc., Drillship Paros Owners Inc., Drillship Kithira Owners Inc., Drillship Skopelos Owners Inc., Drillship Skiathos Owners Inc., Drillship Skyros Owners Inc., Drillship Kythnos Owners Inc., Agon Shipping Inc., Drill Rigs Holdings Inc., Drillship Ocean Ventures Inc., Drillships Ventures Projects Inc., Drillships Financing Holdings Inc., Drillships Projects Inc., Ocean Rig 1 Inc., Ocean Rig 2 Inc., the other entities from time to time party thereto, any collateral agent under the First Lien Credit Documents (as defined therein), Deutsche Bank AG New York Branch, as collateral agent under the Second Lien Credit Documents (as defined therein), and Ocean Rig UDW Inc., as the Third Lien Claimholder (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This First Lien Obligations Designation is being executed and delivered in order to designate additional secured debt as First Lien Obligations entitled to the benefit of the Intercreditor Agreement.
The undersigned, the duly appointed [specify title] of the Parent hereby certifies on behalf of the Parent that:
(A)          [insert name of the [Parent, Borrower or Guarantor]] intends to incur additional secured Indebtedness ("First Lien Obligations") which will be First Lien Obligations permitted by each applicable Controlling Credit Document and Subordinated Credit Document to be secured with a first priority Lien equally and ratably with and any all previously existing and future First Lien Obligations;
(B)          the name and address of the First Lien Collateral Agent for the First Lien Obligations for purposes of Section 8.8 of the Intercreditor Agreement is:

Telephone:
Email:

(C)          The Parent and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the First Lien Obligations are secured by the Collateral in accordance with the First Lien Collateral Documents;
(D)          Attached as Exhibit 1 hereto is a First Lien Reaffirmation Agreement duly executed by the Parent and each other Grantor;
(E)          Attached as Exhibit 2 hereto are true and complete copies of each First Lien Credit Document;

(F)          The incurrence of the First Lien Obligations is permitted by each of the Second Lien Credit Documents and the Third Lien Credit Documents to be incurred;
(G)          The aggregate outstanding principal amount of the First Lien Obligations, after giving  effect to the incurrence thereof, shall not exceed the Cap Amount; and
(H)          the Parent has caused a copy of this First Lien Obligations Designation and the related Intercreditor Joinder to be delivered to each existing First Lien Collateral Agent.
IN WITNESS WHEREOF, the Company has caused this First Lien Obligations Designation to be duly executed by the undersigned officer as of ________________, 20__.
OCEAN RIG UDW INC.
By:
Name:
Title:

Acknowledgement of Receipt
The undersigned, the duly appointed First Lien Collateral Agent, if applicable, Second Lien Collateral Agent and Third Lien Claimholder under the Intercreditor Agreement, hereby acknowledges receipt of an executed copy of this First Lien Obligations Designation.
[[_________________], as First Lien Collateral Agent
By:
Name:
Title:
]

DEUTSCHE BANK AG NEW YORK BRANCH, as Second Lien Collateral Agent
By:
Name:
Title:

By:
Name:
Title:	]

OCEAN RIG UDW INC., as Third Lien DOV Claimholder
By:
Name:
Title:	]

OCEAN RIG UDW INC., as Third Lien DFH Claimholder
By:
Name:
Title:	]

EXHIBIT 1
TO FIRST LIEN OBLIGATIONS DESIGNATION

FORM OF
FIRST LIEN REAFFIRMATION AGREEMENT

Reference is made to the Intercreditor Agreement dated as of September 22, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Intercreditor Agreement") among Ocean Rig UDW Inc., Drillship Hydra Owners Inc., Drillship Paros Owners Inc., Drillship Kithira Owners Inc., Drillship Skopelos Owners Inc., Drillship Skiathos Owners Inc., Drillship Skyros Owners Inc., Drillship Kythnos Owners Inc., Agon Shipping Inc., Drill Rigs Holdings Inc., Drillship Ocean Ventures Inc., Drillships Ventures Projects Inc., Drillships Financing Holdings Inc., Drillships Projects Inc., Ocean Rig 1 Inc., Ocean Rig 2 Inc., the other entities from time to time party thereto, any collateral agent under the First Lien Credit Documents (as defined therein), Deutsche Bank AG New York Branch, as collateral agent under the Second Lien Credit Documents (as defined therein), and Ocean Rig UDW Inc., as the Third Lien Claimholder (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This First Lien Reaffirmation Agreement is being executed and delivered as of ___________, 20__ in connection with a First Lien Obligations Designation of even date herewith which First Lien Obligations Designation has designated additional secured debt as First Lien Obligations (as described therein) entitled to the benefit of the Intercreditor Agreement.
Each of the undersigned hereby consents to the designation of additional secured debt as First Lien Obligations as set forth in the First Lien Obligations Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of First Lien Credit Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each First Lien Credit Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such First Lien Credit Documents.
The provisions of Article 8 of the Intercreditor Agreement will apply with like effect to this First Lien Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this First Lien Reaffirmation Agreement to be duly executed as of the date first set forth above.

[______________________________]
By:
Name:
Title:

EXHIBIT 2
TO FIRST LIEN OBLIGATIONS DESIGNATION

FIRST LIEN CREDIT DOCUMENTS

(see attached)

EXHIBIT B
to Intercreditor Agreement

FORM OF
INTERCREDITOR JOINDER – ADDITIONAL FIRST LIEN OBLIGATIONS
Reference is made to the Intercreditor Agreement dated as of September 22, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Intercreditor Agreement") among Ocean Rig UDW Inc., Drillship Hydra Owners Inc., Drillship Paros Owners Inc., Drillship Kithira Owners Inc., Drillship Skopelos Owners Inc., Drillship Skiathos Owners Inc., Drillship Skyros Owners Inc., Drillship Kythnos Owners Inc., Agon Shipping Inc., Drill Rigs Holdings Inc., Drillship Ocean Ventures Inc., Drillships Ventures Projects Inc., Drillships Financing Holdings Inc., Drillships Projects Inc., Ocean Rig 1 Inc., Ocean Rig 2 Inc., the other entities from time to time party thereto, any collateral agent under the First Lien Credit Documents (as defined therein), Deutsche Bank AG New York Branch, as collateral agent under the Second Lien Credit Documents (as defined therein), and Ocean Rig UDW Inc., as the Third Lien Claimholder (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This Intercreditor Joinder is being executed and delivered pursuant to Section 2.5 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Intercreditor Agreement.
1.          Joinder. The undersigned, _____________________, a __________________.(the "New Representative") as [trustee, administrative agent] under that certain [describe applicable credit agreement, indenture, or other document governing the additional secured debt] hereby agrees to become party as First Lien Collateral Agent under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.
2.          Lien Sharing and Priority Confirmation.
The undersigned First Lien Collateral Agent, on behalf of itself and each holder of Obligations in respect of the First Lien Obligations for which the undersigned is acting as First Lien Collateral Agent hereby agrees, for the enforceable benefit of all holders of each current and future First Lien Obligations, Second Lien Obligations and Third Lien Obligations, and each current and future First Lien Collateral Agent, Second Lien Collateral Agent and Third Lien Claimholder and as a condition to being treated as secured indebtedness under the Intercreditor Agreement that:
(a)          all First Lien Obligations will be and are secured equally and ratably by all first priority Liens at any time granted by any Guarantor to secure any Obligations in respect of any First Lien Obligations, whether or not upon property otherwise constituting collateral for such First Lien Obligations, and that all such Liens will be enforceable by the Controlling Collateral Agent for the benefit of all holders of First Lien Obligations equally and ratably;
(b)          the First Lien Collateral Agent and each holder of First Lien Obligations for which the undersigned is acting as First Lien Collateral Agent are bound by the provisions of this Agreement and the Intercreditor Agreement, including the provisions relating to the ranking of first priority liens and the order of application of proceeds from the enforcement of junior liens; and

(c)          each of the First Lien Collateral Agent, Second Lien Collateral Agent, and Third Lien Claimholder shall perform its respective obligations under the Intercreditor Agreement, the Controlling Collateral Documents and the Subordinated Collateral Documents, as applicable.
3.          Governing Law and Miscellaneous Provisions.  The provisions of Article 8 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their respective officers or representatives as of _______________, 20__.
[Insert name of the First Lien Collateral Agent]
By:
Name:
Title:

The Second Lien Collateral Agent and Third Lien Claimholder hereby acknowledges receipt of this Intercreditor Joinder:
DEUTSCHE BANK AG NEW YORK BRANCH, as Second Lien Collateral Agent
By:
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By:
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OCEAN RIG UDW INC., as Third Lien DOV Claimholder
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OCEAN RIG UDW INC., as Third Lien DFH Claimholder
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Name:
Title: